SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: May 27, 2008

PACER HEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	0-28729	11-3144463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

15050 NW 79 Court, Suite 201

Miami Lakes, Florida 33016

(Address of Principal Executive Offices)

(305) 828-7660

(Registrant's Executive Office Telephone Number)

7759 N.W. 146th Street

Miami Lakes, Florida 33016

(Former Address of Principal Executive Offices)

ITEM 8.01 OTHER EVENTS

Effective as of May 27, 2008, the address of the principal executive offices of Pacer Health Corporation, a Florida corporation, is 15050 NW 79 Court, Suite 201, Miami Lakes, Florida  33016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2008	PACER HEALTH CORPORATION

By: /s/ J. Antony Chi
Name: J. Antony Chi
Its: Chief Financial Officer

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